UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 9, 2016

Palatin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15543	95-4078884
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

4B Cedar Brook Drive, Cranbury, NJ	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 495-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Amendment to Our 2011 Stock Incentive Plan.  At our meeting of stockholders held on June 9, 2016, the stockholders approved the amendment to our 2011 Stock Incentive Plan, as previously amended (the “2011 Plan”). The only material change that was made to the 2011 Plan was to increase the number of shares of our common stock, par value $0.01 per share (the “Shares”) reserved for issuance from 10,000,000 Shares to 12,500,000 Shares. In addition to the 12,500,000 Shares that may be issued or transferred with respect to awards under the 2011 Plan, shares covering awards, including awards under our 2005 Stock Plan, as amended, that were outstanding on May 11, 2011, that terminate or are forfeited, or shares that are returned to us pursuant to a compensation recovery policy, will again be available for issuance under the 2011 Plan.

The 2011 Plan authorizes the grant of equity-based and cash-based compensation to our employees, consultants and non-employee directors in the form of stock options, stock appreciation rights, restricted shares, restricted share units, other share-based awards and cash-based awards. The 2011 Plan is intended to comply with the exemption from Section 162(m) of the Code relating to performance-based compensation, and provides for a maximum aggregate number of shares, compensation and dividend equivalents that may granted or paid in any calendar year to any one participant. The 2011 Plan will terminate on March 11, 2021, or such earlier date as our Board of Directors may determine. The 2011 Plan will remain in effect for outstanding awards until no awards remain outstanding.

Approval of Employment Agreements.  On June 9, 2016, our Board of Directors, upon the recommendation of the Compensation Committee of the Board of Directors, approved new employment agreements with Carl Spana, Ph.D., as our Chief Executive Officer and President and Stephen T. Wills as our Executive Vice President of Operations, Chief Financial Officer and Chief Operating Officer.

The employment agreements (the “Employment Agreements”), which are effective July 1, 2016 and expire June 30, 2019, provide for a base annual salary of $476,400 for Spana and $435,200 for Wills, and provide cash performance bonuses at the discretion of the Board of Directors. The agreements provide that options and restricted share units granted to the named executive officers accelerate upon termination of employment except for voluntary resignation by the officer or termination for cause. In the event of retirement, termination by the officer for good reason, or termination by the Company other than for cause, options outstanding immediately prior to July 1, 2016 may be exercised until the earlier of twenty-four months following termination or expiration of the option term, and options granted on or after July 1, 2016 may be exercised until expiration of the option term.

The Employment Agreements further provide for twenty-four months severance pay for Spana and eighteen months severance pay for Wills in the event of termination at the election of the Board of Directors, termination by the officer for good reason, or termination by the officer for good reason or at the election of the Board of Directors following a change in control. Health insurance premiums are paid for the period of severance pay.

The Employment Agreements supersede and replace the employment agreements, dated as of July 1, 2013, by and between the Company and each of Spana and Wills.

The foregoing description of the 2011 Plan, as amended, and the Employment Agreements with Spana and Wills are not complete and are qualified in their entirety by referral to the full text of such documents, a copy of each of which is filed with this Current Report.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Our annual meeting of stockholders was held on June 9, 2016 to consider and vote on (1) election of directors, (2) ratification of the appointment of our independent registered public accounting firm for the fiscal year ending June 30, 2016, (3) approval of an amendment to our 2011 Stock Incentive Plan, and (4) to advise us whether stockholders approve the compensation of our named executive officers.

Common stock and Series A convertible preferred stock voted as a single class on all matters. There were present in person or by proxy 53,073,129 votes, representing a majority of the total outstanding eligible votes as of the record date for the meeting.

1.           Election of Directors.  The stockholders elected the following seven directors to serve until the next annual meeting, or until their successors are elected and qualified, by the votes set forth below:

Nominee	FOR	WITHHELD
Carl Spana, Ph.D	17,044,175	441,020
John K.A. Prendergast	15,606,844	1,878,351
Robert K. deVeer, Jr.	17,007,930	477,265
J. Stanley Hull	17,008,030	477,165
Alan W. Dunton, M.D.	17,006,229	478,966
Angela Rossetti	17,042,934	442,261
Arlene M. Morris	17,021,901	463,294

Broker Non-Votes: 35,587,934 for each director

2.           Ratification of Appointment of Independent Registered Public Accounting Firm.  The stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2016, by the votes set forth below:

For	Against	Abstain
51,997,173	724,282	351,674

3.           Approval of our 2011 Stock Incentive Plan, as amended and restated. The stockholders approved the amendment to our 2011 Stock Incentive Plan, as amended and restated, by the votes set forth below:

For	Against	Abstain
15,211,864	2,048,613	224,718

Broker Non-Votes: 35,587,934

4.           Say-on-Pay.  The stockholders voted to advise us that they approve the compensation of our named executive officers by the votes set forth below:

For	Against	Abstain
16,098,751	1,224,020	162,424

Broker Non-Votes: 35,587,934

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

10.1	2011 Stock Incentive Plan, as amended.

10.2	Employment Agreement, effective as of July 1, 2016, between Carl Spana and Palatin Technologies, Inc.

10.3	Employment Agreement, effective as of July 1, 2016, between Stephen T. Wills and Palatin Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALATIN TECHNOLOGIES, INC.

Date: June 13, 2016	By:	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	2011 Stock Incentive Plan, as amended.

10.2	Employment Agreement, effective as of July 1, 2016, between Carl Spana and Palatin Technologies, Inc.

10.3	Employment Agreement, effective as of July 1, 2016, between Stephen T. Wills and Palatin Technologies, Inc.